                                                                    Exhibit 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                           _________________________

                                   FORM  T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  ___________________________________________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                   ________________________________________

                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)

New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                             Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)
                 _____________________________________________

                      AutoNation Receivables Corporation
                  (Originator of the trusts described herein)
            (Exact name of registrant as specified in its charter)

          Delaware                                              22-3784653
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                           110 South East 6th Street
                        Fort Lauderdale, Florida 33301
                                (954) 769-7000
  (Address, including Zip Code, and Telephone Number, including Area Code, of
                   Registrant's Principal Executive Offices)
                               _________________

                          Marc L. Bourhis, President
                      AutoNation Receivables Corporation
                           110 South East 6th Street
                        Fort Lauderdale, Florida 33301
                                (954) 769-7000

                           ________________________

                   ____% Asset Backed Notes and Certificates
                      (Title of the indenture securities)

  __________________________________________________________________________








                                    GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.


        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.


Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          5.  Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8.  Not applicable.

          9.  Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 15th day of August 2001.

                                        THE CHASE MANHATTAN BANK

                                        By /s/ Patricia M.F. Russo
                                           -------------------------------------
                                           /s/ Patricia M.F. Russo
                                               Vice President


                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           The Chase Manhattan Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                  at the close of business March 31, 2001, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                         Dollar Amounts
                  ASSETS                                                                     in Millions
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin ................................            $ 19,899
  Interest-bearing balances .........................................................              23,359
Securities:
Held to maturity securities..........................................................                 531
Available for sale securities........................................................              60,361
Federal funds sold and securities purchased under agreements to resell ..............              50,929
Loans and lease financing receivables:
  Loans and leases held for sale ....................................................               3,311
  Loans and leases, net of unearned income                                                       $153,867
  Less: Allowance for loan and lease losses                                                         2,369
  Loans and leases, net of unearned income and allowance ............................             151,498
Trading Assets ......................................................................              61,673
Premises and fixed assets (including capitalized leases).............................               4,387
Other real estate owned .............................................................                  39
Investments in unconsolidated subsidiaries and associated companies..................                 429
Customers' liability to this bank on acceptances outstanding ........................                 291
Intangible assets
  Goodwill...........................................................................               1,839
  Other Intangible assets............................................................               3,479
Other assets ........................................................................              18,598
                                                                                                 --------
TOTAL ASSETS .......................................................................             $400,623
                                                                                                 ========

                                  LIABILITIES

Deposits
  In domestic offices...................................................................................    $131,214
  Noninterest-bearing...................................................................................    $ 52,683
  Interest-bearing......................................................................................      78,531
  In foreign offices, Edge and Agreement subsidiaries and IBF's.........................................     112,394
  Noninterest-bearing...................................................................................    $  5,045
  Interest-bearing......................................................................................     107,349

Federal funds purchased and securities sold under agreements to repurchase..............................      61,321
Trading liabilities.....................................................................................      43,847
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)..........      10,309
Bank's liability on acceptances executed and outstanding................................................         291
Subordinated notes and debentures.......................................................................       6,030
Other liabilities.......................................................................................      12,004
TOTAL LIABILITIES.......................................................................................     377,410
Minority Interest in consolidated subsidiaries..........................................................         126

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus...........................................................           0
Common stock............................................................................................       1,211
Surplus (exclude all surplus related to preferred stock)................................................      12,714
 Retained earnings......................................................................................       9,446
 Accumulated other comprehensive income.................................................................        (284)
Other equity capital components.........................................................................           0
TOTAL EQUITY CAPITAL....................................................................................      23,087
                                                                                                            --------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL................................................    $400,623
                                                                                                            ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                         WILLIAM B. HARRISON JR. )
                         DOUGLAS A. WARNER III   ) DIRECTORS
                         LAWRENCE A. BOSSIDY     )

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